PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 23, 2025,
to
Prospectuses dated May 1, 2024,
for
PruLife® Custom Premier and Variable Universal Life Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On January 13, 2025, the AST International Equity Portfolio restated its expenses and added a new subadvisory arrangement. The row for this fund in APPENDIX A: Funds Available Under the Contract is deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Global/International	AST International Equity Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; Putnam Investment Management, LLC	1.00%^	17.75%	10.39%	6.08%
^The Fund’s annual current expense reflects temporary fee reductions.

To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP241
PCP1, VUL